UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China	116000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (8604) 1182209211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 10, 2021, the Registrant entered into a Stock Purchase Agreement (the “Agreement”) to acquire Chongqing Zhuoda Pharmaceutical Co., Ltd. (“Zhuoda”), a distributor of pharmaceuticals and biologicals in the People’s Republic of China. Pursuant to the Agreement, the Registrant agreed to purchase all the issued and outstanding equity interests in Zhuoda. The transaction closed effective October 8, 2021 when 100% of equity interests in Zhuoda were transferred to the Registrant and the closing consideration was paid.

The aggregate purchase price for the equity interests was US$11,617,500 (RMB 75,000,000), to be paid in shares of BIMI’s common stock. The closing consideration was 2,200,000 shares of common stock of BIMI valued at RMB 43,560,000, or $3.00 per share (approximately US$6,600,000). The balance of the purchase price in the amount of US$4,800,000 (RMB 31,680,000) is subject to post-closing adjustments based on the performance of Zhuoda in 2022 and 2023.

The foregoing description is qualified in its entirety by reference to the full text of the Agreement, which was filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated September 14, 2021 and is incorporated in this Report by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information required to be reported under this Item is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

The information under this Item 8.01 is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information in this Current Report on Form 8-K may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered "forward-looking statements." Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events, including the current COVID-19 global crisis; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Registrant does not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, the Registrant does not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by any forward-looking statements. The factors discussed herein are expressed from time to time in the Registrant’s filings with the Securities and Exchange Commission available at http://www.sec.gov ..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2021	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer